EXHIBIT 10.22

1st LEASE MODIFICATION AGREEMENT

This 1st Lease Modification Agreement made and entered into as of December 19, 2012, by and between EUROPA CENTER, LLC, herein represented by its duly authorized agent, AVISON YOUNG (formerly Thomas Linderman Graham Inc.), 100 Europa Dr., Suite 190, Chapel Hill, NC 27517, hereinafter, “Landlord” and Heat Biologics, Inc. hereinafter, “Tenant”.

Whereas Tenant and Landlord entered into that certain Lease dated November 18, 2011 for Suite 420 in the Europa Center office building, and;

Whereas Tenant has requested certain modifications to the Lease, and Landlord has agreed to those modifications on the terms and conditions stated below, the parties hereto do mutually agree and covenant as follows:

1.

Tenant hereby requests and Landlord agrees to modify its Option to Renew from 1 year to 6 months beginning February 1, 2013. Tenant hereby acknowledges that no additional options remain and tenancy will expire July 31, 2013.

2.

COURTESY NOTIFIICATION for LEASE EXTENSION: Provided the Tenant is not in default of any terms of this lease, at least 90 days from expiration of its current lease, landlord will disclose as a “courtesy notification”, any interest in tenant’s suite from a 3rd party. If tenant’s suite becomes unavailable, management will make every effort to secure a new location withing the property at a mutually acceptable rental rate.

3.

The square footage of the leased premises remain at 2,111 rentable square feet.

4.

The annual base rent is hereby increased from $36,442.00 to $38,553.00 beginning February 1, 2013 through the extension period ending on July 31, 2013. The monthly base rent is hereby increased from $3,870.17 to $4,046.08 beginning February 1, 2013 through July 31, 2013.

5.

Operating Expense Adjustment remains unchanged with a “Base Year” of 2012.

6.

These changes are to be effective as of February 1, 2013.

7.

BROKERAGE: The Tenant and Landlord each represents to the other that it has dealt directly with and only with Triangle Commercial, Inc. d/b/a Cresa Raleigh as agent for the Tenant and Avison Young for the landlord and that no other broker procured this Lease or is entitled to any commission in connection with the Lease except for these brokers.

8.

All other terms and conditions of said lease, to the extent not expressly modified hereby, shall remain unchanged and in full force and effect.

THE EUROPA CENTER Lease	JPG	JW
	Landlord Initials	Tenant Initials

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this lease modification as of the day and year first written above.

Landlord:
Attest:	Europa Center, LLC herein represented by its duly authorized agent, AVISON YOUNG (formerly Thomas Linderman Graham Inc.), 100 Europa Drive., Suite 190, Chapel Hill, NC 27517

/s/ Kristian L. Bryant	By:	/s/ John P. Graham	(SEAL)
John P. Graham, Director of Operations

Tenant:
Attest:	Heat Biologics, Inc.

/s/ Illegible	By:	/s/ Jeffrey Wolf	(SEAL)
Jeff Wolf, CEO

THE EUROPA CENTER Lease	JPG	JW
	Landlord Initials	Tenant Initials

1st LEASE MODIFICATION SUMMARY

TYPE OF LEASE:

☐ New

☐ Renewal

☑ Expansion

☐ Option

BUSINESS NAME:

Heat Biologics

TENANT:

Heat Biologics, Inc.

CONTACT:

Jeff Wolf, CEO – Jennifer Kelly

(o) 919-240-7133

(e-mail) jwolf@heatbio.com

PROPERTY ADDRESS:

Europa Center – Suite 420

100 Europa Dr., Chapel Hill, NC 27517

LANDLORD:

EUROPA CENTER, LLC.

NOTICE ADDRESS:

AVISON YOUNG (formerly Thomas Linderman Graham Inc.)

100 Europa Dr. – Suite 190, Chapel Hill, NC 27517

RENT PAYMENTS:

Europa Center, LLC, c/o AVISON YOUNG

(formerly Thomas Linderman Graham Inc.)

P.O. Box 900002, Raleigh, NC 27675-9000

DATE SIGNED:  December 19, 2012

RENTABLE SQ. FTG:  2,111

LEASE TERM:  six (6) months

SECURITY DEPOSIT: On file.

COMMENCES:  February 1, 2013

LEASE EXPIRES:  July 31, 2013

RENT COMMENCES:  February 1, 2013

RENT PSF:  $23.00

MONTHLY BASE RENT:  $4,046.08

ANNUAL BASE RENT: $48,553.00

OPERATING EXPENSE BASE YEAR: remains at 2012

PRORATION:  Calculation of Rents is based on the annual rent amount divided by a 365 day year.

ALL RENTS ARE DUE ON THE 1ST DAY OF EACH MONTH: Any payment not received by the 5th of the month will incur an automatic late fee of Five (5%) percent.

THE EUROPA CENTER Lease	JPG	JW
	Landlord Initials	Tenant Initials